SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 1, 2006

RESIDENTIAL ACCREDIT LOANS, INC. (as company under a Pooling and Servicing Agreement dated as of June, 2006 providing for, inter alia, the issuance of Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QA5)

           Residential Accredit Loans, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	333-131213-11	51-0368240
(State or other jurisdiction	(Commission)	(I.R.S. employer
of incorporation)	file number)	identification no.)

8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN 55437

(Address of principal executive offices)   (Zip code)

Registrant’s telephone number, including area code (952) 857-7000

(Former name or former address, if changed since last report)

Exhibit Index located on Page 2

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions .

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8. Other Events.

On June 29, 2006, Residential Accredit Loans, Inc. caused the issuance and sale of the Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QA5, pursuant to a Series Supplement, dated as of June 1, 2006, and the Standard Terms of Pooling and Servicing Agreement, dated as of March 1, 2006, among Residential Accredit Loans, Inc., as company, Residential Funding Corporation, as master servicer, and Deutsche Bank Trust Company Americas, as trustee. The mortgage loans were sold to Residential Accredit Loans, Inc. pursuant to an Assignment and Assumption Agreement, dated as of June 29, 2006, between Residential Funding Corporation and Residential Accredit Loans, Inc.

Item 9. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

Sequentially
Exhibit	Numbered
Number	Exhibit Page

10.1       Series Supplement, dated as of June 1, 2006, and the Standard Terms of Pooling and Servicing Agreement, dated as of March 1, 2006, among Residential Accredit Loans, Inc., as company, Residential Funding Corporation, as master servicer, and Deutsche Bank Trust Company Americas, as trustee.

10.2       Assignment and Assumption Agreement, dated as of June 29, 2006, between Residential Funding Corporation and Residential Accredit Loans, Inc.

10.3       Swap Agreement, dated as of June 29, 2006, between Deutsche Bank Trust Company Americas, as trustee on behalf of the RALI Series 2006-QA5 Trust and Morgan Stanley Capital Services, Inc..

10.4       Confirmation, dated as of June 29, 2006, between Deutsche Bank Trust Company Americas, as trustee on behalf of the RALI Series 2006-QA5 Trust and Deutsche Bank Trust Company Americas, as trustee on behalf of the Class A Certificateholders and the Class M Certificateholders.

99.1       Mortgage Loan Schedule

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESIDENTIAL ACCREDIT LOANS,
INC.

By:	/s/ Tim Jacobson
Name: Tim Jacobson
Title: Vice President

Dated: June 29, 2006

Form 8-K

Exhibit 10.1

Series Supplement, dated as of June 1, 2006, and the Standard Terms of Pooling and Servicing Agreement, dated as of March 1, 2006, among Residential Accredit Loans, Inc., as company, Residential Funding Corporation, as master servicer, and Deutsche Bank Trust Company Americas, as trustee.

Exhibit 10.2

Assignment and Assumption Agreement, dated as of June 29, 2006, between Residential Funding Corporation and Residential Accredit Loans, Inc.

Exhibit 10.3

Confirmation, dated as of June 29, 2006, between Deutsche Bank Trust Company Americas, as trustee on behalf of the RALI Series 2006-QA5 Trust and Morgan Stanley Capital Services, Inc.

Exhibit 10.4

Confirmation, dated as of June 29, 2006, between Deutsche Bank Trust Company Americas, as trustee on behalf of the RALI Series 2006-QA5 Trust and Deutsche Bank Trust Company Americas, as trustee on behalf of the Class A Certificateholders and the Class M Certificateholders.

Exhibit 99.1

Mortgage Loan Schedule

Form 8-K